EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Osprey Ventures, Inc. (the “Company”) on Form 10-Q for the quarter ended August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, James Yiu Yeung Lung, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 13, 2009

/s/      “James Yiu Yeung Lung”

James Yiu Yeung Lung
Chief Executive Officer